OTC: WDLF

ETH TOKEN: WDLF

Decentral Life

Business Presentation

Safe Harbor & Disclaimer

This information does not constitute an offer to sell or a solicitation of an offer to buy securities or assets of Decentral Life and Social Life Network.

All information presented herein with respect to the existing business and the historical operating results of Decentral Life ("the Company") and estimates and projections as to future operations are based on materials prepared by the management of the Company and involve significant elements of subjective judgment and analysis which may or may not be correct. While the information provided herein is believed to be accurate and reliable, the Company makes no representations or warranties, expressed or implied, as to the accuracy or completeness of such information. In furnishing this information, the Company reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future. This information includes certain statements, estimates and projections provided by the Company with respect to its anticipated future performance.

This information also contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words "could", "believe", "anticipate", "intend", "estimate", "expect, "may, "continue, "predict, "potential, "project" and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company's filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

No information in this presentation should be construed as any indication whatsoever of the Company's or any of the licensees in this presentation regarding their future financial results, revenues, WDLF token or stock price.

On January 28, 2022, we plan to conduct a private offering under the securities exemption of Regulation D, Rule 506 (c) of the Securities Act of 1933. Only Accredited Investors may participate in a Rule 506(c) Offering. The Rule 506(c) Offering will not occur until such time that we have available for your review a Private Placement Memorandum and a platform for Accredited Investor Platform verification; prior thereto, no communications contained herein or otherwise constitute an offer to sell or a solicitation of an offer to buy our securities.

OTC: WDLF ETH TOKEN: WDLF


DLife

Decentral Life

Blockchain & AI (TBI)
Tech Business Incubator

We believe in empowering startup founders of niche industry communities with the strategic allocation of our blockchain and AI technology.



Blockchain & AI

Our Blockchain wallet, ICO and token exchange platform is used by public and private companies who fundraise through Initial Coin Offerings. Our AI is used to analyze, classify and make predictions from data that flows through our blockchain powered technology platform, that is licensed to our TBI participating companies.



Technology Business Incubator

Our Social Life Network division, is a Tech Business Incubator (TBI) that licenses seed technology, legal guidance, and executive leadership, to tech startup founders so they can focus on raising capital, perfecting their business model, and growing their networks.


DAPPS

WDLF Token

Our WDLF utility token powers the crypto rewards system in more than a dozen niche industry Social Network and E-commerce companies. The Decentral Life utility token is mined by network users and given as a reward for as many as 50 separate social networking behaviors.

Custodian and Non-custodial

Digital Wallets

Flexible & Scalable MPC Custody

Secure multiparty computation (MPC / SMPC) is **a cryptographic protocol that distributes a computation across multiple parties** where no individual party can see the other parties' data.

Most digital asset wallets that are difficult to implement, hard to scale, and ultimately built with yesterday's technology. Our Custodian and Non-custodial Digital Wallet delivers maximum security to customers and investors while boosting operational speed and cost savings for our customers.


SEND
RECEIVE
Request Payment
Jan 10, 2022
Process Payment
Jan 10, 2022
Sending
Jan 10, 2022
Ken Tapp
@kentapp
$10,132USD
Delivery Address
Los Angeles 90001.
California. USA


OTC: WDLF
ETH TOKEN: WDLF
ICO platform for SEC registered fundraising
DLife
Available ICO/STO Stage
WDLF Token Stage 1
500,000
WDLF Token Stage 2
500,000
ICO Sale Ends
2022
3
Days
02
Hours
25
Minutes
44
Second
511,037 pledged of $725,000
82%
Phase 1
$0.20/
10,000/15.000
Token are
Buy Now
Phase 2
$0.30/
25.000/50.000
Token are
Buy Now
82%

OTC: WDLF

ETH TOKEN: WDLF

We support **20+ coins** and most Multichain tokens including ETH, BTC and DASH in our Decentral Life Exchange Platform.


Life
Exchange your cryptocurrencies
Find Your Offers

Social Life

TBI Program

Social Life Network is a Blockchain and AI focused Technology Business Incubator (TBI) that provides tech startup founders with seed technology, legal guidance, and executive leadership. This model makes it easier for startups to focus on raising capital, perfecting their business model, and growing their network usership to be large enough for a liquidity event such as an IPO, Merger or acquisition.


Social Life

TBI Program

Social Life Network is a Technology Business Incubator (TBI), that provides tech startups with the necessary technology resources and executive leadership so founders can expedite the growth and reach a liquidity event faster and with greater certainty.

We generate revenue from the companies in our TBI program by charging a 5% fee on their profits from the licensing of our seed technology platform, and we take a 15% stake in their company if they reach the liquidity event such as an IPO or acquisition of their company.

Our technology platform is licensed to startups and provides them with a ready-made **social network with an E-commerce system, powered by smart contracts on the Ethereum blockchain.**

Each startup in the TBI program aims to solve the unique problems that professionals and consumers struggle with in niche industries.

OTC: WDLF

TBI Strategy

ETH TOKEN: WDLF

HOW OUR TBI LICENSEES TARGET NICHE INDUSTRIES

Use our 4 proven methods For Startup **Success:**

1



SUBCULTURE INDUSTRIES

Industries that have always had a strong social "subculture" following, long before the Internet

2



SOCIAL MEDIA ANOMALY

Industry is new to or struggling to use social networking to efficiently connect professionals and consumers together

3



FUTURE GROWTH

Industry has huge un-tapped growth potential in social networking combined with E-commerce

4



ASSOCIATION PARTNERSHIPS

Industry associations are in need of strategic partnerships with our licensees network, to grow their own membership

Tech Business Incubator Launch Timeline

Launched in 2013

2013

WeedLife.com Launched.
Cannabis Social Network
for caregivers & consumers

2014

MjLink.com Launched.
Cannabis & Hemp
Business Social Network

OTC: WDLF

ETH TOKEN: WDLF

2015

HuntPost.com Launched.

Hunting, Fishing & Camping Social Marketplace

2016

LikeRE.com Launched.

Real Estate Business Social Network

2017

RacketStar.com Launched.

Racket Sports Social Network Marketplace

2017

CycleFans.com Launched.

Cycling Social Marketplace

2017

FutPost.com Launched.

Soccer Social Marketplace

2018

HempTalk.com Launched

CBD Social Marketplace

for business-to-consumer

OTC: WDLF

ETH TOKEN: WDLF

2019

MjInvest.com Launched Cannabis and Hemp Investor Network

2020

RaceScene.com Launched. Motor Sports Social Networking Marketplace

2021

WEnRV.com Launched. RV Social Networking Marketplace

2021

SpaceZE.com Launched.

Space Social Marketplace

2022

Fungilo.com Launched.

Non-Fungible Token Marketplace

2022

WDLF Utility Token & ICO


DAPPS

WDLF Utility Tokens are mined by network users in each of our TBI social networks and e-marketplace platforms. For each token mined, one token is burned, creating a smaller supply of Tokens, as the demand increases over time.

$

The WDLF Token sale begins in Q1 of 2022. Just like the burn function noted above when the token is mined by network users, each token purchased burns one token, increasing the value per token through supply versus demand.

What makes WDLF "better than Ethereum"?



Earn WDLF
Through Social Experience (likes, comments, shares, invites, etc.)

Yield Farming
Earn 25% more WDLF tokens each year by Yield Farming (YF) them.

Value Increases
The network growth is driven by WDLF earners and YF incentive.

OTC: WDLF

ETH TOKEN: WDLF

Decentral Life's Road Map

- January 2013 — Social Life Network Founded
- February 2014 — Social Network platform Beta -to- Live
- January 2015 — Blockchain Team Assembled
- June 2016 — WDLF begins trading on OTC Markets
- July 2017 — White Paper Draft Completed
- January 2020 — BitPay integrated into Social Marketplace
- August 2021 — Decentral Life Project Launched
- January 2022 — WDLF Initial Coin Offering

Management Team



Frederick Lehrer
Corporate Counsel



Lynn Murphy
Board Member



Todd Markey
President & Director



Ken Tapp
Chairman & CEO



Britt Glassburn
Treasurer & Director



Brian Lazarus
Board Member



David Natan
Interim CFO

OTC: WDLF

Board of Directors

ETH TOKEN: WDLF



Ken Tapp

Mr. Tapp has spent over 27 years in the tech startup sector, as CEO, CFO, CTO, COO, Director, and Chairman in more than 25 startups. Mr. Tapp has logged more than 100,000 hours of experience with tech startups through incubation, accelerators, and public companies on the OTC Markets, CSE, NYSE and Nasdaq.



Brian Lazarus

Mr. Lazarus has spent over 40 years producing entertainment and experiential events with specialized skills at professional audio, video and digital tech. He is the co-founder and Executive Vice President of Media Star Promotions, one of the nation's top branding and marketing agencies.



Britt Glassburn

Ms. Glassburn has spent 32 years in the residential real estate industry, over the past six years having focused her attention in helping other real estate professionals increase their business acumen though adopting best-in-class technology tools and industry specific coaching.



Lynn Murphy

Mr. Murphy has specialized in sales and marketing as the founder and owner of several companies over the past 30 years. With an MBA and extensive C Suite level negotiations experience, he has grown companies from startup to multi-million dollar revenue generators.



Todd Markey

Mr. Markey has more than 12 years of finance and capital markets experience and is a trusted expert for public companies in expanding their investor and public relations. Mr. Markey has assisted pre-IPO and up-listing companies to the OTC, Nasdaq and NYSE stock exchanges.

Any Question?

1-855-933-3277

ir@WDLF.ai   www.WDLF.ai


DLife